EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

      In connection with the Annual Report of SiVault Systems, Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Mahoney, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that;

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ John Mahoney
Dated: April 24, 2006                           --------------------------
                                                John Mahoney,
                                                Chief Executive Officer
                                                (Principal Executive Officer)